EXHIBIT 10.9d

                 (LETTERHEAD OF THE UNITED ILLUMINATING COMPANY)


CERTIFIED MAIL/
RETURN RECEIPT REQUESTED
------------------------

                                               April 22, 1997



National Railroad Passenger Corp.
60 Massachusetts Ave., N.E.
Washington, DC 20002

                                     NOTICE

         The  undersigned  THE  UNITED   ILLUMINATING   COMPANY,  a  corporation

organized and existing under the laws of the State of Connecticut,  (hereinafter called  "Power  Company")  acting  herein  by Robert L.  Fiscus,  its  President hereunto duly authorized,  hereby gives you, as successor to The Trustees of the

Property  of The New York,  New Haven and  Hartford  Railroad  Company,  Debtor,

(hereinafter  called "New Haven Trustees") written notice of the Power Company's election  to  exercise  its right and  option to extend for a term of forty (40)

years beyond May 4, 2000, that certain Transmission Line Agreement,  made on the

13th day of January,  1966 between the New Haven  Trustees and the Power Company

(hereinafter   called  the  "Agreement"),   solely  with  respect  to  the  land

(hereinafter  called the "Extension  Land") described in Paragraphs (2), (4) and

(5) of Section (a) of Article I of the  Agreement.  This written notice is given pursuant  to the  provisions  of  Section  (a) of  Article  VI of  that  certain agreement between the Power Company and National Railroad Passenger Corporation,

dated  March 28,  1985;  and the  Power  Company  will be  pleased  to  commence discussions with you at your


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convenience  concerning the rental to be payable by the Power Company during the extended  term  of the  Agreement  with  respect  to  the  Extension  Land.  All communications  in this regard  should be  directed to the Power  Company at 157

Church Street, New Haven, Connecticut 06506-0901, Attention: Real Estate Manager

         IN WITNESS WHEREOF,  the Power Company has caused this instrument to be executed and sealed on the 22nd day of April, 1997.

                                   THE UNITED ILLUMINATING COMPANY


                                   By     /s/ Robert L. Fiscus
                                     -----------------------------
                                              Robert L. Fiscus
                                              President

Witnesses:

       /s/ Camille C. Costelli
-------------------------------

      /s/ Francine J. Turbert
-------------------------------

ATTEST:


     /s/ Charles J. Pepe
-------------------------------
         Charles J. Pepe
         Assistant Secretary




cc:      Real Estate Dept. (National Railroad Passenger Corp.)

STATE OF CONNECTICUT          )
                              :  ss.   New Haven,        April    23   , 1997
COUNTY OF NEW HAVEN           )


Personally appeared Robert L. Fiscus , President of The United Illuminating Company, signer and sealer of the within and foregoing instrument, and acknowledged the same to be the free act and deed of said The United Illuminating Company and his free act and deed as its President, before me.



                                         /s/ George W. Miller
                                    ------------------------------
                                    Notary Public
                                    My Commission Expires: Sept. 30, 1997